                             MASTER ADMINISTRATOR REPORT

        ---------------------------------------------------------------------

                                NAFCO AUTO TRUST - 1

                      For the August 20, 1997 Distribution Date

                         For period beginning on May 1, 1997
                    and ending on July 31, 1997 (the "Due Period")

        ---------------------------------------------------------------------

    The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1994, as amended, by and among Auto Funding II L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

    1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

    2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

    3.        The undersigned is a Officer of the Master Administrator.

    4.        The date of this Report is August 15, 1997.

    5.   POOL FACTOR.

         (a)  The Pool Factor with respect to
              May 1, 1997 was. . . . . . . . . . . . . . . . .       0.22359999
                                                                ---------------

         (b)  The Pool Factor with respect to
              July 31, 1997 was. . . . . . . . . . . . . . . .       0.18351952
                                                                ---------------

    6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

         (a)  The Investor Certificate Principal
              Balance as of May 1, 1997
              (after giving effect to the disbursements
              in reduction of principal, if any,
              on the immediately preceding
              Distribution Date) was . . . . . . . . . . . . .  $  2,289,440.25
                                                                ---------------

         (b)  The Seller Certificate Principal
              Balance as of May 1, 1997
              (after giving effect to the
              disbursements in reduction
              of principal, if any, on the
              immediately preceding Distribution
              Date) was. . . . . . . . . . . . . . . . . . . .  $    185,897.89
                                                                ---------------

    7.   COMPUTATION OF THE AVAILABLE SUBORDINATION AMOUNT.

         (a)  The Maximum Subordination Amount
              in respect of such Distribution
              Date is. . . . . . . . . . . . . . . . . . . . .  $    831,078.15
                                                                ---------------

         (b)  The Cumulative Subordination
              Payments with respect to such
              Distribution Date is . . . . . . . . . . . . . .  $     -0-
                                                                ---------------

         (c)  The Available Subordination Amount
              with respect to such Distribution
              Date [a - b] is. . . . . . . . . . . . . . . . .  $    831,078.15
                                                                ---------------

    8.   THE CASH RESERVE ACCOUNT.

         (a)  The Required Cash Reserve Amount
              (assuming all withdrawals or deposits
              to be made with respect to the current
              Distribution Date are made) is . . . . . . . . .  $    114,472.01
                                                                ---------------

         (b)  The Available Cash Reserve Amount
              available for deposit to the Collection
              Account on the related Deposit Date
              (prior to any withdrawals or deposits
              to be made with respect to the current
              Distribution Date are made) is . . . . . . . . .  $    143,348.75
                                                                ---------------

         (c)  The amount to be deposited to
              (withdrawn from) the Available
              Cash Reserve Amount with respect
              to the current Distribution Date
              was. . . . . . . . . . . . . . . . . . . . . . .  $   (28,876.74)
                                                                ---------------

         (d)  The Available Cash Reserve Amount
              available for deposit to the Collection
              Account on the related Deposit Date
              (after any withdrawals or deposits to
              be made with respect to the current
              Distribution Date are made) is . . . . . . . . .  $    114,472.01
                                                                ---------------

    9.   AGGREGATE MONTHLY SERVICING FEE.

         (a)  The aggregate Monthly Servicing Fee
              paid to the Servicer on the June 19,
              1997 Monthly Fee Date and the July 18,
              1997 Monthly Fee Date was. . . . . . . . . . . .  $    22,960.22
                                                                ---------------

         (b)  The Monthly Servicing Fee owing
              to the Servicer on the related
              Distribution Date is . . . . . . . . . . . . . .  $     16,814.44

                                                                ---------------
         (c)  The total Monthly Servicing Fee paid
              or payable to the Servicer in respect
              of such Due Period [a+b] is. . . . . . . . . . .  $     39,774.66
                                                                ---------------

    10.  AGGREGATE MONTHLY SUBROGATION AMOUNT.

         (a)  The aggregate Monthly Subrogation
              Amount paid to the Master
              Administrator on the June 19, 1997
              Monthly Fee Date and the July 18,
              1997 Monthly Fee Date was. . . . . . . . . . . .  $     -0-
                                                                ---------------

         (b)  The Monthly Subrogation Amount
              owing on the related Distribution
              Date is. . . . . . . . . . . . . . . . . . . . .  $     -0-
                                                                ---------------

         (c)  The total Monthly Subrogation Amount
              paid or payable to the Master
              Administrator in respect of such
              Due Period [a+b] is. . . . . . . . . . . . . . .  $     -0-
                                                                ---------------

    11.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

         (a)  The aggregate Monthly Administrator
              Fee paid to the Master Administrator
              on the June 19, 1997 Monthly
              Fee Date and the July 18, 1997
              Monthly Fee Date was . . . . . . . . . . . . . .  $      6,839.05
                                                                ---------------

         (b)  The Monthly Administrator Fee owing
              on the related Distribution Date is. . . . . . .  $      3,936.26
                                                                ---------------

         (c)  The total Monthly Administrator Fee
              paid or payable to the Master Administrator
              in respect of such Due Period [a+b] is . . . . .  $     10,775.31
                                                                ---------------

    12.  AVAILABLE FUNDS.

         (a)  The amount of Available Funds with
              respect to the related Due Period was. . . . . .  $    575,378.12
                                                                ---------------

         (b)  The amount of Available Funds with
              respect to the immediately preceding
              Due Period that were retained in the
              Collection Account was . . . . . . . . . . . . .  $     20,868.89
                                                                ---------------

         (c)  Interest earned on and retained in the
              Collection Account for the Due Period
              and interest earned on the Cash Reserve
              Account for the Due Period and
              transferred to the Collection Account
              on the related Deposit Date was. . . . . . . . .  $      7,577.45
                                                                ---------------

         (d)  Total distributable funds with
              respect to the related Due Period
              [a+b+c] was. . . . . . . . . . . . . . . . . . .  $    603,824.46
                                                                ---------------

         (e)  The amount of Available Funds used
              to purchase additional Auto Loans during
              the related Due Period was . . . . . . . . . . .  $     -0-
                                                                ---------------

         (f)  The amount of Available Funds and
              interest earned on the Collection Account
              and the Cash Reserve Account used to pay
              the Monthly Servicing Fee and the Monthly
              Administrator Fee on the June 19,
              1997 Monthly Fee Date and the July
              18, 1997 Monthly Fee Date was. . . . . . . . . .   $    29,799.27
                                                                ---------------

         (g)  The amount of Available Funds and
              interest earned on the Collection Account
              and the Cash Reserve Account remaining
              after the purchase of additional Auto
              Loans and the payment of the Monthly
              Servicing Fee and the Monthly
              Administrator Fee with respect to the
              related Due Period [d-e-f] is. . . . . . . . . .  $    574,025.19
                                                                ---------------

    13. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE. The Certificate Rate is 8.75%.

         (a)  The amount of the aggregate Monthly
              Servicing Fee to be paid to the
              Servicer on such Distribution Date
              is . . . . . . . . . . . . . . . . . . . . . . .  $     16,814.44
                                                                ---------------

         (b)  The amount of the aggregate Monthly
              Subrogation Amount to be paid to the
              Master Administrator on such
              Distribution Date is . . . . . . . . . . . . . .  $     -0-
                                                                ---------------

         (c)  The amount of the Monthly
              Administrator Fee to be paid to the
              Master Administrator on such
              Distribution Date is . . . . . . . . . . . . . .  $      3,936.26
                                                                ---------------

         (d)  The amount of the aggregate
              distribution to be made on such
              Distribution Date which constitutes
              interest on the Investor Certificates
              at the Certificate Rate, including
              any Shortfall so allocable is. . . . . . . . . .  $     50,081.50
                                                                ---------------

         (e)  The amount of the aggregate
              distribution to be made on such
              Distribution Date which constitutes
              payments in reduction of principal
              with respect to the Investor
              Certificates is. . . . . . . . . . . . . . . . .  $    410,383.87
                                                                ---------------

         (f)  The total amount of the
              distribution to be made on such
              Distribution Date to the Investor
              Certificateholders [d+e] is. . . . . . . . . . .  $    460,465.37
                                                                ---------------

         (g)  The amount of the aggregate
              distribution to be made on such
              Distribution Date which constitutes
              interest on the Seller Certificate
              at the Certificate Rate is . . . . . . . . . . .  $      4,066.51
                                                                ---------------

         (h)  The amount of the aggregate
              distribution to be made on such
              Distribution Date which constitutes a
              reduction of principal with respect to
              the Seller Certificate is. . . . . . . . . . . .  $     33,322.33
                                                                ---------------

         (i)  The amount to be deposited(withdrawn) from
              the Cash Reserve Account is. . . . . . . . . . .  $   (28,876.74)
                                                                ---------------

         (j)  The amount to be retained in
              the Collection Account with the
              respect to the Partial Payment
              Amount is. . . . . . . . . . . . . . . . . . . .  $     16,647.89
                                                                ---------------

         (k)  The amount to be disbursed to
              the Seller Certificateholder
              (other than the amounts referred
              to in clauses (g) and (h) is . . . . . . . . . .  $     67,649.13
                                                                ---------------

         (l)  The total amount of the
              distribution to be made to the
              Seller Certificateholders [g+h+k] is . . . . . .  $    105,037.97
                                                                ---------------

    14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

         (a)  The Investor Certificate Principal
              Balance as of July 31, 1997
              (after giving effect to the
              disbursements in reduction of
              principal, if any, made on the
              related Distribution Date) is. . . . . . . . . .  $  1,879,056.38
                                                                ---------------

         (b)  The Seller Certificate Principal
              Balance as of July 31, 1997
              (after giving effect to the
              disbursements in reduction
              of principal, if any, on the
              related Distribution Date) is. . . . . . . . . .  $    152,575.56

                                                                ---------------

15. EVENTS OF ADMINISTRATOR TERMINATION.

    No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A.]

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of August 1997.


                                       NYLIFE SFD Holding INC.
                                       as Master Administrator



                                       By: /s/ Kevin Micucci
                                           -----------------------------
                                          Name:  Kevin Micucci
                                          Title: President

                                       ANNEX A
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                DATED August 15, 1997


                          EVENT OF ADMINISTRATOR TERMINATION


                                         None

                                       ANNEX B
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                DATED August 15, 1997


         In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


    1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

         As of July 31, 1997 [the close of business on the last day of the Due Period]

                Number of Days          Number of          Aggregate Principal
                  Delinquent           Auto Loans         Balance of Auto Loans
                --------------         ----------         ---------------------

                current (0-29)            262                  $  1,386,157
                   30 - 59                 50                       308,900
                   60 - 89                 22                       126,915
                  90 - 120                  6                        24,742
                  over 120                134                       593,428
                                       -------                 ------------
              Totals:                     474                  $  2,440,142
                                       -------
                                       -------

              Aggregate Principal Balance of Defaulted
               Auto Loans at July 31, 1997                            (408,510)
                                                                ---------------

              Aggregate Principal Balance allocable
               to Certificateholders                            $     2,031,632
                                                                ---------------
                                                                ---------------

    2.   TOTAL AMOUNTS COLLECTED FOR THE DUE PERIOD
         AND DEPOSITED INTO THE COLLECTION ACCOUNT.

         (a)  The total amount of Payments collected on
              the Auto Loans and deposited into the
              Collection Account for the Due Period was. . . .  $    489,526.37
                                                                ---------------

         (b)  The total amount of Recoveries on Defaulted
              Auto Loans collected on the Auto Loans and
              deposited into the Collection Account for the
              for the Due Period was . . . . . . . . . . . . .  $     85,851.75
                                                                ---------------

         (c)  The total amounts collected on the Auto Loans
              and deposited into the Collection Account for the
               Due Period was. . . . . . . . . . . . . . . . .  $    575,378.12
                                                                ---------------

    3.   DEFAULTED AUTO LOANS.

         Auto Loans that became Defaulted Auto Loans during the Due Period:

              Number of              Aggregate Principal
              Auto Loans            Balance of Auto Loans
              ----------            ---------------------

                  10                      $61,460.07


    4.   THE INFORMATION SPECIFIED IN ITEM 13(d) THROUGH (f)
         STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.
              The Certificate Rate is 8.75%.

        (a)   The amount of the aggregate distribution to
              be made on such Distribution Date which
              constitutes interest on the Investor Certificates
              at the Certificate Rate, including any
              Shortfall so allocable stated on the basis of
              $1,000 Initial Principal Amount is . . . . . . .  $      4.891249
                                                                ---------------

        (b)   The amount of the aggregate distribution
              to be made on such Distribution Date which
              constitutes payments in reduction of principal
              with respect to the Investor Certificate on the
              basis of $1,000 Initial Principal Amount is. . .  $     40.080464
                                                                ---------------

        (c)   The total amount of the distribution to be
              made on such Distribution Date to the Investor
              Certificateholders on the basis of $1,000
              Initial Principal Amount is. . . . . . . . . . .  $     44.971713
                                                                ---------------

                                 SERVICER REPORT

                              NAFCO AUTO TRUST - 1
--------------------------------------------------------------------------------
       FOR THE PERIOD BEGINNING AUGUST 1, 1997 AND ENDING AUGUST 31, 1997

      The undersigned, a duly authorized representative of Electronic Data Systems Corporation as Servicer (the "Servicer"), pursuant to section 4.19 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1994 by and among NAFCO Auto Funding, L.P., as Seller, NAFCO Inc., as Master Administrator, the Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:


1 Capitalized terms used in this Servicer Report (and not otherwise defined otherwise defined herein) shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2 Electronic Data Systems Corporation is, as the date hereof, the Servicer under the Pooling and Servicing Agreement.

3     The undersigned is an Officer of the Servicer.

4     This report is dated 9/12/97.

4.1   Principal Reconciliation:

                                                  Number of Accounts          Aggregate Prin Balance
                                                  ------------------       ------------------------------
      Ending Balance 7/31/97                            379                                $2,031,631.94
      Principal Payments                                                                     ($72,851.37)
      Prepayment of Principal                           -16                                  ($56,367.87)
      Insurance Proceeds                                                                      ($4,720.44)
      Redeemed Repos this Reporting Period                0                                        $0.00
      Force-Closed                                       -1                                     ($714.16)
      Net Aggregate Principal Balance of                                                           $0.00
         Defaulted Auto Loans during 8/97                -8                                  ($56,487.84)
                                                  ------------------       ------------------------------
                                                  ------------------       ------------------------------

      Ending Balance 8/31/97                            354                                $1,840,490.26


4.12  Defaulted Principal Reconciliation

                                                  Number of Accounts               Aggregate Prin Balance
                                                  ------------------       ------------------------------
      Ending Balance 7/31/97                            94                                   $408,510.32
      New Repossessions                                  8                                    $56,487.84
      New Skips                                          0                                         $0.00
      New Gap                                            0                                         $0.00
      New Repo Prev. Redeemed                            0                                         $0.00
      Recoveries on Defaulted Auto Loans                -1                                   ($22,610.52)
      Repos Redeemed During Reporting Period                                                       $0.00
      Charge Off/ Forced Close/Repurchased              -2                                    ($2,587.52)
      New Repo Prev Reported as Skip                     0                                         $0.00
                                                  ------------------       ------------------------------
                                                  ------------------       ------------------------------

      Ending Balance 8/31/97                            99                                   $439,800.12

5     AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS

   a. AS of 7/31/97

              Number of Days                 Number of          Aggregate Principal Balance
                Delinquent                   Auto Loans                of Auto Loans
            ---------------------       -------------------     ----------------------------
              current (0 - 29)                  262                           $1,386,157.29
                 30 - 59                         50                             $308,899.77
                 60 - 89                         22                             $126,915.28
                 90 - 119                         6                              $24,742.49
                over l20                        134                             $593,427.43
                                        -------------------     ----------------------------
                                        -------------------     ----------------------------


                   Totals:                      474                           $2,440,142.26

            Aggregate Outstanding Principal Balance
            of Defaulted Auto Loans as of 7/31/97                              ($408,510.32)
                                                                ----------------------------

            Aggregate Principal Pool Balance as of 7/31/97
            (Net of Defaulted Auto Loans)                                     $2,031,631.94
                                                                ----------------------------
                                                                ----------------------------

            b. AS of 8/31/97

              Number of Days                 Number of          Aggregate Principal Balance
                Delinquent                   Auto Loans                of Auto Loans
            ---------------------       -------------------     ----------------------------
              current (0 - 29)                  247                           $1,288,631.83
                 30 - 59                         44                             $254,958.96
                 60 - 89                         20                             $105,353.99
                 90 - 119                         9                              $58,139.46
                over 120                        133                             $573,206.14
                                        -------------------     ----------------------------
                                        -------------------     ----------------------------

                   Totals:                      453                           $2,280,290.38

            Aggregate Outstanding Principal Balance
            of Defaulted Auto Loans as of 8/31/97                              ($439,800.12)
                                                                ----------------------------

            Aggregate Principal Pool Balance as of 8/31/97
            (Net of Defaulted Auto Loans)                                     $1,840,490.26
                                                                ----------------------------
                                                                ----------------------------

6.    DEFAULTED AUTO LOANS

   a. Auto Loans that became Defaulted Auto Loans during the Reporting Period.

      Number of                            Aggregate Principal Balance
      Auto Loans                                  of Auto Loans
      ----------                           ----------------------------
           8      Repossessions                              $56,487.84
           0      Skip Claim Filed                                $0.00
           O      Gap Claim Filed                                 $0.00
           0      Repo Redeemd now repo                           $0.00
           0      prev skip now repo                              $0.00
      ----------                           ----------------------------
      ----------                           ----------------------------

           8      Total                                      $56,487.84

   b. Outstanding Defaulted Auto Loans as of 8/31/97

      Number of                            Aggregate Principal Balance
      Auto Loans                                  of Auto Loans
      ----------                           ----------------------------
          85      Repossessions                              $42,912.50
           7      Skip Claims Filed                          $60,820.06
           3      Gap Claim Filed                             $1,408.65
           4      repo red from pr period                   $334,658.91
      ==========                           ============================

          99            Total                               $439,800.12

7.    AUTO LOANS WITH MODIFIED PAYMENT SCHEDULES

      Auto Loans that have had their payment schedules modified in accordance with the provisions of Section 4.04 (e) of the Pooling and Servicing Agreement during the Reporting Period

      Number of     Aggregate Principal
      uto Loans    Balance of Auto Loans    Description of Modification
      ----------  -----------------------  ----------------------------
          0                         $0.00       Term Extended 1 month

8.    REPURCHASED AUTO LOANS

      Information with respect to Repurchased Auto Loans during the Reporting Period.

                          Number of    Aggregate Principal Balance
            Party        Auto Loans          of Auto Loans             Aggregate Repurchase Price
      ----------------  -------------  ----------------------------  ------------------------------
      Seller

      Originator              0                            $0.00                              $0.00

      Master Servicer
                        -------------  ----------------------------  ------------------------------
                        -------------  ----------------------------  ------------------------------

      Totals:                 0                            $0.00                              $0.00


9.    RECOVERIES

      Information with respect to Recoveries on Defaulted Auto Loans during the Reporting Period.

      Number of Defaulted
      Auto Loans on which
          there were                                  Aggregate Amount of
          Recoveries          Source of Recoveries          Recoveries
      -------------------   ------------------------  --------------------

                 3          Proceeds from                      $10,450.00
                            sale of collateral

               N/A          Proceeds from                      $11,185.74
                            insurance claims

               N/A          Non-Cash insurance                        N/A
                            deductible claims

               N/A          Paid Ahead/Behind                     $214.37

               N/A          Payments / (Reversals)              $1,811.81

                 0          Proceeds from                           $0.00
                            Repurchase
      -------------------                             --------------------
      -------------------                             --------------------
                 3                                             $23,661.92

10.   REPOSSESSION INFORMATION

                           Number of    Aggregate Principal Balance
            Action        Auto Loans          of Auto Loans             Aggregate Amount Realized
      ----------------   -------------  ----------------------------  ------------------------------
      Repossession             8                   $56,487.84

      Disposed of after
      Repossession  *          3                                                        $10,450.00

      Repossessions
      Redeemed                 1                    $5,977.27
                        -------------  ----------------------------  ------------------------------
                        -------------  ----------------------------  ------------------------------

      Totals:                 11                   $62,465.11                           $10,450.00



11. LOSSES

 a. The aggregate outstanding Principal Balance of Auto Loans written-off
    during the Reporting Period was. . . . . . . . . . . . . . . . . . . . . . . . . . .  $                         $3,301.68
    [Force Closed = ($12.08)]                                                               -----------------------------------

 b. The aggregate amount of uninsured claims (without duplication to
    amounts referred to in clause a) during the Reporting Period was . . . . . . . . . .  $                               N/A
                                                                                          -----------------------------------

 c. The total amount of the losses on the Auto Loans during the Reporting
    Period was . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                         $3,301.68
                                                                                          -----------------------------------

12. TOTAL AMOUNT OF PAYMENTS COLLECTED DURING THE REPORTING
    PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT

 a. The aggregate portion of Payments collected on the Auto Loans allocable to Scheduled Payments* in Respect of Interest on the Auto Loans during
    the Reporting Period was . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                        $28,098.71
                                                                                          -----------------------------------

 b. The aggregate portion of Payments collected on the Auto Loans allocable to Scheduled Payments in Respect of Principal on the Auto Loans during
    the Auto Loans during the Reporting Period was . . . . . . . . . . . . . . . . . . .  $                        $72,851.37
                                                                                          -----------------------------------

 c. The aggregate portion of Payments collected on the Auto Loans allocable
    to Prepayments* during the Reporting Period was. . . . . . . . . . . . . . . . . . .  $                        $59,459.22
    [ Prin $56367.87  Int $3091.35]                                                       -----------------------------------

 d. Insurance Proceeds received on Active Auto Loans . . . . . . . . . . . . . . . . . .  $                         $4,720.44
    [ Prin $4720.44 Int $0.00]                                                            -----------------------------------

 e. The aggregate portion of Payments collected on the Auto Loans allocable
    to Defaulted Auto Loan proceeds during the Reporting Period was. . . . . . . . . . .  $                        $23,661.92
    [Prin..$22610.52 Int...$1051.40]                                                      -----------------------------------

 f. The total amount of Payments collected on the Auto Loans and the total deposited into the Collection Account during the Reporting Period
    (sum of a+b+c+d+e) was . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                       $188,791.66
                                                                                          -----------------------------------

 g. Total Late charges Received. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                         $2,105.91
                                                                                          -----------------------------------

 h. Extension Fees on Precomputed Auto Loans. . . . . . . . . . . . . . . . . . . . . .   $                             $0.00
                                                                                          -----------------------------------

 i. Excess Funds on Paid-Off Accounts . . . . . . . . . . . . . . . . . . . . . . . . .   $                        ($1,126.67)
    108004110405001637  $72.17   108901119935030914  $208.80 ($140.00) ($161.41)          -----------------------------------
    108901119935030914  $161.41  108004020405000321  -438.00  108004020405000509  -829.64

 j. Insurance Proceeds Excess Funds . . . . . . . . . . . . . . . . . . . . . . . . . .   $                         $1,267.64
    108004020405000321  5682  438.00  108004020405000509  5682  829.64                     -----------------------------------

 k. Total Cash Received . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                       $191,038.54
                                                                                           -----------------------------------
                                                                                           -----------------------------------

 l. The aggregate portion of Insurance Deductible allocable to Defaulted
    Auto Loan proceeds during the Reporting Period was. . . . . . . . . . . . . . . . .   $                             $0.00
    [prin $0.00  int $0.00]                                                               -----------------------------------

 m. The aggregate portion of Insurance Deductible allocable to Active
    Auto Loan proceeds during the Reporting Period was. . . . . . . . . . . . . . . . .    $                            $0.00
    [prin $0.00  int $0.00]                                                                ----------------------------------


13. AMOUNT AND COMPUTATION OF MONTHLY SERVICING FEE.

 a. The Reimbursable Servicer Expenses with respect to the calendar month
    immediately preceding the date of this Servicer Report was . . . . . . . . . . . . .  $                         $4,084.40
                                                                                          -----------------------------------

 b. The Servicer Penalty Payments with respect to the period from and including the calendar month immediately preceding the
    date of this Servicer Report was . . . . . . . . . . . . . . . . . . . . . . . . . .  $                         $1,052.96
                                                                                          -----------------------------------

 c. The Servicer Variable Amount with respect to the calendar month
    immediately preceding the date of this Servicer Report was. . . . . . . . . . . . .   $                           $683.89
                                                                                          -----------------------------------

 d. The Monthly Servicing Fee owing to the Master Servicer with respect to the calendar month immediately preceding the date of this
    Servicer Report is [0.15% x the aggregate Principal Balance of the
    Auto Loans at the end of the immediately preceding calendar month]. . . . . . . . .   $                         $3,420.44
                                                                                          -----------------------------------

 e. The Monthly Servicing Fee, if any, owing with respect to calendar months
    prior to the immediately preceding calendar month is. . . . . . . . . . . . . . . .   $                             $0.00
                                                                                          -----------------------------------

 f. The total amount owing to the Master Servicer on the next following
    Monthly Fee Date is . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                         $9,241.69
                                                                                          -----------------------------------

14. EVENTS OF SERVICING TERMINATION

    No event has occurred and is continuing which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

15. ATTACHED SCHEDULES

    Reference is made to the attached schedules that detail Insurance Claims filed and loan balance reports that detail monthly amortization of unearned interest on Actuarial and Precomputed loans and earned interest and interest accruals on Simple interest loans.

To the best of our knowledge all information contained on this Servicer Report and the attached schedules is accurate. In Witness Whereof, the undersigned has duly executed and delivered this certificate this day, September 12, 1997.


                                      Electronic Data Systems Corporation
                                      as Servicer


                                      By: /s/ Joanne P. McGrath
                                         ------------------------------------
                                      Joanne P. McGrath, Senior Manager
                                      Electronic Data Systems Corporation
                                      Consumer Asset Management Division

                                 SERVICER REPORT

                              NAFCO AUTO TRUST - 1
--------------------------------------------------------------------------------
    FOR THE PERIOD BEGINNING SEPTEMBER 1, 1997 AND ENDING SEPTEMBER 30, 1997

      The undersigned, a duly authorized representative of Electronic Data Systems Corporation as Servicer (the "Servicer"), pursuant to section 4.19 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1994 by and among NAFCO Auto Funding, L.P., as Seller, NAFCO Inc., as Master Administrator, the Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:


1 Capitalized terms used in this Servicer Report (and not otherwise defined otherwise defined herein) shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2 Electronic Data Systems Corporation is, as the date hereof, the Servicer under the Pooling and Servicing Agreement.

3     The undersigned is an Officer of the Servicer.


4     This report is dated 10/10/97.

4.1   Principal Reconciliation:

                                                 Number of Accounts          Aggregate Prin Balance
                                                 ------------------       ------------------------------
      Ending Balance 8/31/97                            354                               $1,840,490.26
      Principal Payments                                                                    ($68,310.09)
      Prepayment of Principal                           -15                                 ($38,709.11)
      Insurance Proceeds                                                                     ($7,071.87)
      Redeemed Repos this Reporting Period                0                                       $0.00
      Force-Closed                                        0                                    ($774.78)
      Net Aggregate Principal Balance of                                                          $0.00
         Defaulted Auto Loans during 8/97               -11                                 ($79,924.72)
                                                 ------------------       ------------------------------
                                                 ------------------       ------------------------------

      Ending Balance 9/30/97                            328                               $1,645,699.69

4.12  Defaulted Principal Reconciliation

                                                 Number of Accounts               Aggregate Prin Balance
                                                 ------------------       ------------------------------
      Ending Balance 8/31/97                           99                                   $439,800.12
      New Repossessions                                11                                    $79,924.72
      New Skips                                         0                                         $0.00
      New Gap                                           0                                         $0.00
      New Repo Prev. Redeemed                           0                                         $0.00
      Recoveries on Defaulted Auto Loans               -2                                   ($15,689.84)
      Repos Redeemed During Reporting Period                                                      $0.00
      Charge Off/ Forced Close/Repurchased             -5                                   ($14,365.00)
      New Repo Prev Reported as Skip                    0                                         $0.00
                                                 ------------------       ------------------------------
                                                 ------------------       ------------------------------

      Ending Balance 9/30/97                          103                                   $489,670.00

5     AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS

  a. AS of 8/30/97

              Number of Days                 Number of          Aggregate Principal Balance
                Delinquent                   Auto Loans                of Auto Loans
            ---------------------       -------------------     ----------------------------
              current (0 - 29)                  247                           $1,288,631.83
                 30 - 59                         44                             $254,958.96
                 60 - 89                         20                             $105,353.99
                 90 - 119                         9                              $58,139.46
                over l20                        133                             $573,206.14
                                        -------------------     ----------------------------
                                        -------------------     ----------------------------
                   Totals:                      453                           $2,280,290.38

            Aggregate Outstanding Principal Balance
            of Defaulted Auto Loans as of 8/31/97                              ($439,800.12)
                                                                ----------------------------

            Aggregate Principal Pool Balance as of 8/31/97
            (Net of Defaulted Auto Loans)                                     $1,840,490.26
                                                                ----------------------------
                                                                ----------------------------

  b. AS of 9/30/97

              Number of Days                 Number of          Aggregate Principal Balance
                Delinquent                   Auto Loans                of Auto Loans
            ---------------------       -------------------     ----------------------------
              current (0 - 29)                  225                           $1,146,567.61
                 30 - 59                         43                             $234,292.24
                 60 - 89                         19                             $108,830.23
                 90 - 119                         9                              $45,670.72
                over 120                        135                             $500,008.89
                                        -------------------     ----------------------------
                                        -------------------     ----------------------------

                   Totals:                      431                           $2,135,369.69

            Aggregate Outstanding Principal Balance
            of Defaulted Auto Loans as of 9/30/97                              ($489,670.00)
                                                                ----------------------------

            Aggregate Principal Pool Balance as of 9/30/97
            (Net of Defaulted Auto Loans)                                     $1,645,699.69
                                                                ----------------------------
                                                                ----------------------------

6.    DEFAULTED AUTO LOANS

  a.  Auto Loans that became Defaulted Auto Loans during the Reporting
      Period.

        Number of                            Aggregate Principal Balance
        Auto Loans                                  of Auto Loans
        ----------                           ----------------------------
            11      Repossessions                              $79,924.72
             0      Skip Claim Filed                                $0.00
             O      Gap Claim Filed                                 $0.00
             0      Repo Redeemd now repo                           $0.00
             0      prev skip now repo                              $0.00
        ----------                           ----------------------------
        ----------                           ----------------------------

            11      Total                                      $79,924.72

  b.  Outstanding Defaulted Auto Loans as of 9/30/97

        Number of                            Aggregate Principal Balance
        Auto Loans                                  of Auto Loans
        ----------                           ----------------------------
            89      Repossessions                             $407,515.77
             7      Skip Claims Filed                           $1,408.65
             3      Gap Claim Filed                            $60,820.06
             4      repo red from pr period                    $19,925.52
        ----------                           ----------------------------
        ----------                           ----------------------------

           103      Total                                     $489,670.00

7.    AUTO LOANS WITH MODIFIED PAYMENT SCHEDULES

      Auto Loans that have had their payment schedules modified in accordance with the provisions of Section 4.04 (e) of the Pooling and Servicing Agreement during the Reporting Period

       Number of     Aggregate Principal
      Auto Loans    Balance of Auto Loans    Description of Modification
      -----------  -----------------------  ----------------------------
          0                        $0.00        Term Extended 1 month

8.    REPURCHASED AUTO LOANS

      Information with respect to Repurchased Auto Loans during the Reporting Period.


                          Number of    Aggregate Principal Balance
            Party        Auto Loans          of Auto Loans             Aggregate Repurchase Price
      ----------------  -------------  ----------------------------  ------------------------------
      Seller

      Originator              0                            $0.00                              $0.00

      Master Servicer
                        -------------  ----------------------------  ------------------------------
                        -------------  ----------------------------  ------------------------------

      Totals:                 0                            $0.00                              $0.00

9.    RECOVERIES

      Information with respect to Recoveries on Defaulted Auto Loans during the Reporting Period.


      Number of Defaulted
      Auto Loans on which
          there were                                  Aggregate Amount of
          Recoveries          Source of Recoveries          Recoveries
      -------------------   ------------------------  --------------------

                 4          Proceeds from                       $4,222.16
                            sale of collateral

               N/A          Proceeds from                       $9,391.63
                            insurance claims

               N/A          Non-Cash insurance                        N/A
                            deductible claims

               N/A          Paid Ahead/Behind                      $52.50

               N/A          Payments / (Reversals)              $2,967.11

                 0          Proceeds from                           $0.00
                            Repurchase
      -------------------                             --------------------
      -------------------                             --------------------

                 4                                             $16,633.40

10.   REPOSSESSION INFORMATION

                          Number of    Aggregate Principal Balance
            Action        Auto Loans          of Auto Loans             Aggregate Amount Realized
      ----------------  -------------  ----------------------------  ------------------------------
      Repossession            11                   $79,924.72

      Disposed of after
      Repossession *           4                                                       $4,222.16

      Repossessions
      Redeemed                 0                        $0.00
                        -------------  ----------------------------  ------------------------------
                        -------------  ----------------------------  ------------------------------

      Totals:                 15                   $79,924.72                          $4,222.16


11. LOSSES

 a. The aggregate outstanding Principal Balance of Auto Loans written-off
    during the Reporting Period was . . . . . . . . . . . . . . . . . . . . . . . . . .   $                        $15,139.78
    [Force Closed = ($6.80)]                                                              -----------------------------------

 b. The aggregate amount of uninsured claims (without duplication to
    amounts referred to in clause a) during the Reporting Period was. . . . . . . . . .   $                               N/A
                                                                                          -----------------------------------

 c. The total amount of the losses on the Auto Loans during the Reporting
    Period was. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $                        $15,139.78
                                                                                          -----------------------------------

12. TOTAL AMOUNT OF PAYMENTS COLLECTED DURING THE REPORTING
    PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT

 a. The aggregate portion of Payments collected on the Auto Loans allocable to Scheduled Payments* in Respect of Interest on the Auto Loans during
    the Reporting Period was . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                        $23,244.67
                                                                                          -----------------------------------

 b. The aggregate portion of Payments collected on the Auto Loans allocable to Scheduled Payments in Respect of Principal on the Auto Loans during
    the Auto Loans during the Reporting Period was . . . . . . . . . . . . . . . . . . .  $                        $68,310.09
                                                                                          -----------------------------------

 c. The aggregate portion of Payments collected on the Auto Loans allocable
    to Prepayments* during the Reporting Period was. . . . . . . . . . . . . . . . . . .  $                        $40,500.15
    [Prin  $38709.11  Int $1791.04]                                                       -----------------------------------


 d. Insurance Proceeds received on Active Auto Loans . . . . . . . . . . . . . . . . . .  $                         $7,071.87
    [Prin  $7071.87  Int $0.00]                                                           -----------------------------------

 e. The aggregate portion of Payments collected on the Auto Loans allocable
    to Defaulted Auto Loan proceeds during the Reporting Period was. . . . . . . . . . .  $                        $16,633.40
    [Prin..$15666.68 Int...$966.72]                                                       -----------------------------------

 f. The total amount of Payments collected on the Auto Loans and the total deposited into the Collection Account during the Reporting Period
    (sum of a+b+c+d+e) was . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                       $155,760.18
                                                                                          -----------------------------------

 g. Total Late charges Received. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                         $1,635.27
                                                                                          -----------------------------------

 h. Extension Fees on Precomputed Auto Loans. . . . . . . . . . . . . . . . . . . . . .   $                             $0.00
                                                                                          -----------------------------------

 i. Excess Funds on Paid-Off Accounts . . . . . . . . . . . . . . . . . . . . . . . . .   $                           $357.23
    108001020105000055  304.20                                                            -----------------------------------
    108001110105000045  27.28   108003110305000349  25.75

 j. Insurance Proceeds Excess Funds. . . . . . . . . . . . . . . . . . . . . . . . . . .  $                             $0.00
                                                                                          -----------------------------------

 k. Total Cash Received. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                       $157,752.68
                                                                                          -----------------------------------
                                                                                          -----------------------------------

 l. The aggregate portion of Insurance Deductible allocable to Defaulted
    Auto Loan proceeds during the Reporting Period was . . . . . . . . . . . . . . . . .  $                             $0.00
    [prin $0.00  int $0.00]                                                               -----------------------------------

 m. The aggregate portion of Insurance Deductible allocable to Active
    Auto Loan proceeds during the Reporting Period was . . . . . . . . . . . . . . . . .  $                             $0.00
    [prin $0.00  int $0.00]                                                               -----------------------------------



13. AMOUNT AND COMPUTATION OF MONTHLY SERVICING FEE.

 a. The Reimbursable Servicer Expenses with respect to the calendar month
    immediately preceding the date of this Servicer Report was . . . . . . . . . . . . .  $                         $7,744.75
                                                                                          -----------------------------------

 b. The Servicer Penalty Payments with respect to the period from and including the calendar month immediately preceding the date of this
    Servicer Report was. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                           $817.64
                                                                                          -----------------------------------

 c. The Servicer Variable Amount with respect to the calendar month
    immediately preceding the date of this Servicer Report was . . . . . . . . . . . . .  $                           $696.85
                                                                                          -----------------------------------

 d. The Monthly Servicing Fee owing to the Master Servicer with respect to the calendar month immediately preceding the date of this
    Servicer Report is [0.15% x the aggregate Principal Balance of the Auto Loans at the end of the immediately preceding calendar
    month] . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                         $3,203.05
                                                                                          -----------------------------------

 e. The Monthly Servicing Fee, if any, owing with respect to calendar months
    prior to the immediately preceding calendar month is . . . . . . . . . . . . . . . .  $                             $0.00
                                                                                          -----------------------------------

 f. The total amount owing to the Master Servicer on the next following
    Monthly Fee Date is. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $                        $12,462.29
                                                                                          -----------------------------------

14. EVENTS OF SERVICING TERMINATION

    No event has occurred and is continuing which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

15. ATTACHED SCHEDULES

    Reference is made to the attached schedules that detail Insurance Claims filed and loan balance reports that detail monthly amortization of unearned interest on Actuarial and Precomputed loans and earned interest and interest accruals on Simple interest loans.

To the best of our knowledge all information contained on this Servicer Report and the attached schedules is accurate. In Witness Whereof, the undersigned has duly executed and delivered this certificate this day, October 10, 1997.


                                     Electronic Data Systems Corporation
                                     as Servicer


                                     By: /s/ Richard L. Coogan
                                        --------------------------------------
                                     Richard L. Coogan, Senior Manager
                                     Electronic Data Systems Corporation
                                     Consumer Asset Management Division